SCHEDULE 14C INFORMATION

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TRANSAMERICA SERIES TRUST

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TRANSAMERICA SERIES TRUST

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP (formerly, Transamerica Legg Mason Dynamic Allocation—Balanced VP)

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (formerly, Transamerica Legg Mason Dynamic Allocation—Growth VP)

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (formerly, Transamerica QS Investors Active Asset Allocation—Conservative VP)

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP (formerly, Transamerica QS Investors Active Asset Allocation – Moderate VP)

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (formerly, Transamerica QS Investors Active Asset Allocation—Moderate Growth VP)

1801 California Street, Suite 5200

Denver, CO 80202

November 12, 2021

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding a new sub-adviser for the portfolios listed above (each, a “Portfolio,” and collectively, the “Portfolios”). No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser for your Portfolios. We encourage you to store this document with your Transamerica investment information.

On June 16-17, 2021, the Board of Trustees unanimously approved a new sub-adviser for each of the Portfolios, BlackRock Investment Management, LLC (“BlackRock”), who began sub-advising the Portfolios on November 1, 2021, replacing the Portfolios’ prior sub-adviser, Franklin Advisers, Inc. TAM continues to serve as each Portfolio’s investment manager. Based on the information provided by TAM and BlackRock, the Board concluded that the change in sub-adviser was in the best interests of each Portfolio and its investors.

If you have any questions, please call the following number between 8 a.m. and 7 p.m., Eastern Time, Monday through Friday: 1-800-851-9777.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Information Statement

TRANSAMERICA SERIES TRUST

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP (formerly, Transamerica Legg Mason Dynamic Allocation – Balanced VP)

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (formerly, Transamerica Legg Mason Dynamic Allocation – Growth VP)

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (formerly, Transamerica QS Investors Active Asset Allocation – Conservative VP)

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP (formerly, Transamerica QS Investors Active Asset Allocation – Moderate VP)

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (formerly, Transamerica QS Investors Active Asset Allocation – Moderate Growth VP)

November 12, 2021

Summary

This Information Statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Series Trust (the “Trust”) to the contract owners or policy holders holding interests in insurance company separate accounts invested in the portfolios listed above (each, a “Portfolio,” and collectively, the “Portfolios”). The Trust is organized as a Delaware statutory trust.

This Information Statement provides information regarding the approval by the Board of a new sub-adviser for each Portfolio. The Portfolios are now sub-advised by BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”) pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”), the Portfolios’ investment manager, and BlackRock, as amended to include the Portfolios (the “BlackRock Sub-advisory Agreement”). A copy of the BlackRock Sub-advisory Agreement is attached hereto as Exhibit A.

BlackRock began sub-advising the Portfolios on November 1, 2021. Prior to that date, Franklin Advisers, Inc. (“Franklin Advisers”) served as sub-adviser to each Portfolio. On August 7, 2021, QS Investors, LLC (“QS Investors”), a wholly-owned subsidiary of Franklin Resources, Inc., merged with and into Franklin Advisers, also a wholly-owned subsidiary of Franklin Resources, Inc. All of QS Investors’ rights and obligations under the sub-advisory agreements with TAM with respect to the Portfolios were transferred to Franklin Advisers, and Franklin Advisers began serving as the sub-adviser to each Portfolio effective as of that date. In addition, Western Asset Management Company, LLC (“Western Asset”) served as sub-sub-adviser to Transamerica BlackRock iShares Dynamic Allocation – Balanced VP and Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (the “Sub-Sub-Advised Portfolios”) pursuant to a sub-sub-advisory agreement between Franklin Advisers and Western Asset. This sub-sub-advisory agreement with Western Asset was terminated upon the change in sub-adviser to BlackRock.

In connection with the change in sub-adviser, and as discussed in the supplement to the Portfolios’ prospectus, summary prospectuses and statement of additional information dated June 23, 2021, the following changes were made effective upon the change to BlackRock: (i) each Portfolio was renamed as reflected above; (ii) each Portfolio’s principal investment strategies and principal risks were revised; (iii) each Portfolio’s management and sub-advisory fee schedules were lowered, (iv) each Portfolio has lower expense caps; and (v) each Portfolio changed its blended benchmark. TAM continues to serve as each Portfolio’s investment manager. In approving the BlackRock Sub-advisory agreement, the Board considered, among other things, that the change in sub-adviser is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Portfolios.

This Information Statement is provided in lieu of a proxy statement to each Portfolio’s investors as of November 1, 2021 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”), without obtaining investor approval. Pursuant to the Order, each Portfolio is required to provide certain information about a new sub-advisory agreement to its investors.

A notice of internet availability of the Information Statement (the “Notice”) is being mailed on or about November 15, 2021. The Portfolios will bear their allocated costs associated with preparing and distributing this Information Statement and the Notice to their respective investors.

The annual report of each of the Portfolios is sent to investors of record following each Portfolio’s fiscal year end. The fiscal year end of the Portfolios is December 31. Each Portfolio will furnish, without charge, a copy of its most recent annual and semi-annual report to an investor upon request. Such requests should be directed to the Portfolios by calling toll free 1-800-851-9777, or writing to the Portfolios at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of each Portfolio are also available on the EDGAR Database on the SEC’s internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote.

Please note that only one copy of the Notice or this Information Statement, as applicable, may be delivered to two or more investors who share an address, unless the Portfolios have received instructions to the contrary. Please contact the Portfolios at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Transamerica website until at least January 31, 2022 at https://www.transamerica.com/sites/default/files/files/e070d/qs%20to%20br.pdf?cat. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolios at 1-800-851-9777.

TRANSAMERICA SERIES TRUST

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.

This Information Statement is being furnished by the Board to provide information to investors in the Portfolios of a recent change in the sub-adviser of each Portfolio. The Board, upon the recommendation of TAM, has approved the BlackRock Sub-advisory Agreement between TAM and BlackRock with respect to the Portfolios.

The Portfolios have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements, subject to Board approval and without investor approval under certain circumstances. Pursuant to the Order, the Portfolios have agreed to provide certain information regarding such new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.

No. This Information Statement is being provided to each Portfolio’s investors as of the record date in lieu of a proxy statement pursuant to the terms of the Order. You are not being asked to vote on the hiring of BlackRock as the new sub-adviser to each Portfolio, or the BlackRock Sub-advisory Agreement, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Portfolios. TAM recommended to the Board the replacement of the Portfolios’ prior sub-adviser with BlackRock and has entered into the BlackRock Sub-advisory Agreement. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Portfolio, and regular review and evaluation of the sub-adviser’s performance and adherence to each Portfolio’s investment style and process.

Q.	Why was BlackRock appointed as the new sub-adviser?

A.

Following their review and consideration, the Board approved the appointment of BlackRock as the sub-adviser to the Portfolios in replacement of the Portfolios’ prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and BlackRock’s potential to provide the Portfolios with improved investment performance. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Information Statement.

INFORMATION STATEMENT

This Information Statement describes BlackRock and the terms of the BlackRock Sub-advisory Agreement.

THE PORTFOLIOS AND THEIR MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Portfolio pursuant to a Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 16-17, 2021. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things, (i) regularly provides each Portfolio with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Portfolio’s securities and other investments consistent with each Portfolio’s investment objectives, policies and restrictions, as stated in each Portfolio’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Portfolio, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Portfolios under the Management Agreement are not expected to change as a result of the change in sub-adviser for the Portfolios.

No officer or Board Member of the Portfolios is a director, officer or employee of BlackRock. No officer or Board Member of the Portfolios, through the ownership of securities or otherwise, has any other material direct or indirect interest in BlackRock or any other person controlling, controlled by or under common control with BlackRock. None of the Board Members of the Portfolios have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which BlackRock or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

From May 1, 2012 to November 1, 2021, Franklin Advisers, Inc. (“Franklin Advisers”) (formerly, QS Investors, LLC (“QS Investors”)) served as sub-adviser to Transamerica BlackRock iShares Dynamic Allocation – Balanced VP and Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP. From July 1, 2015 to November 1, 2021, Franklin Advisers served as sub-adviser to Transamerica QS Investors Active Asset Allocation – Moderate VP, Transamerica QS Investors Active Asset Allocation – Moderate Growth VP and Transamerica QS Investors Active Asset Allocation – Conservative VP. In addition, Western Asset Management Company, LLC (“Western Asset”) served as sub-sub-adviser to Transamerica BlackRock iShares Dynamic Allocation – Balanced VP and Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (the “Sub-Sub-Advised Portfolios”) pursuant to a sub-sub-advisory agreement between Franklin Advisers and Western Asset. Franklin Advisers is located at One Franklin Parkway, San Mateo, CA 94403. Western Asset is located at 385 East Colorado Blvd., Pasadena, California 91101.

Franklin Advisers provided sub-advisory services to each Portfolio pursuant to Investment Sub-advisory Agreements between TAM and Franklin Advisers with respect to each Portfolio (the “Franklin Advisers Sub-advisory Agreements”). As sub-adviser to the Portfolios, Franklin Advisers was responsible for sub-advising the assets of each Portfolio in a manner consistent with the terms of the Franklin Advisers Sub-advisory Agreements and the investment objective, strategies and policies of each Portfolio. The Franklin Advisers Sub-advisory Agreements dated July 31, 2020, and the Western Asset sub-sub-advisory agreement dated May 1, 2012, were last approved by the Board, including a majority of the Independent Board Members, on June 16-17, 2021.

QS Investors was initially approved as a sub-adviser to Transamerica BlackRock iShares Dynamic Allocation – Balanced VP and Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP by the Board, including a majority of the Independent Board Members, on January 26, 2012. QS Investors was initially approved as a sub-adviser to Transamerica BlackRock iShares Active Asset Allocation – Conservative VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP and Transamerica BlackRock iShares Active Asset Allocation – Moderate VP by the Board, including a majority of the Independent Board Members, on April 15, 2015. On August 7, 2021, QS Investors, a wholly owned subsidiary of Franklin Resources, Inc., merged with and into Franklin Advisers, also a wholly owned subsidiary of Franklin Resources, Inc. All of QS Investors’ rights and obligations under the sub-advisory agreements with TAM with respect to the Portfolios were transferred to Franklin Advisers, and Franklin Advisers began serving as the sub-adviser to each Portfolio effective as of that date. Pursuant to the terms of the Order, investor approval of the Sub-advisory Agreements with QS Investors was not required.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to BlackRock under the BlackRock Sub-advisory Agreement and the sub-advisory fees paid by TAM to Franklin Advisers under the Franklin Advisers Sub-advisory Agreements appear below under the caption “Sub-Advisory Fees.” There are no sub-sub-advisory arrangements with BlackRock relating to the Portfolios.

As discussed below under the caption “Evaluation by the Board,” an amendment to the BlackRock Sub-advisory Agreement to include each of the Portfolios was approved by the Board at a meeting held on June 16-17, 2021 and became effective as of November 1, 2021. The BlackRock Sub-advisory Agreement has an initial term of two years from its effective date (unless terminated in accordance with its terms). Thereafter, continuance of the BlackRock Sub-advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of each applicable Portfolio.

The terms of the Franklin Advisers Sub-advisory Agreements and those of the BlackRock Sub-advisory Agreement are similar, except as noted below. The sub-advisory fee rates payable by TAM to BlackRock under the BlackRock Sub-advisory Agreement are lower than the sub-advisory fee rates paid by TAM to Franklin Advisers under the Franklin Advisers Sub-advisory Agreements. In addition, effective with the BlackRock Sub-advisory Agreement, a lower management fee schedule payable by the Portfolios to TAM went into effect. A description of the new management fee schedule and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the BlackRock Sub-advisory Agreement, subject to the supervision of the Trust’s Board and TAM, BlackRock shall direct the asset allocation strategy and the investment decisions to implement such strategy for each Portfolio in accordance with the target level of equity exposure as determined by TAM two business days prior to the last business day of every month (“Target Allocation”) by the proprietary dynamic asset allocation model from Transamerica Capital Management, Inc.. Following receipt of the Target Allocation by BlackRock, BlackRock shall have 5 business days to reallocate the Portfolios to reflect the new allocation; however, BlackRock may request that TAM extend this period if it deems such an extension to be in the best interest of the Portfolios and such request shall not be unreasonably withheld. BlackRock shall not be responsible for determining the portion of each Portfolio’s assets that are directly held in cash and cash equivalents, but shall be responsible for allocating such assets among the appropriate underlying funds.

Under the terms of the Franklin Advisers Sub-advisory Agreements, Franklin Advisers regularly provided each Portfolio with investment research, advice, management and supervision, and a continuous investment program for the portion of each Portfolio’s assets allocated to Franklin Advisers by TAM consistent with each Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolios’ current prospectus and statement of additional information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to Franklin Advisers.

In addition, Franklin Advisers’ sub-sub-advisory arrangement with Western Asset enlisted Western Asset to regularly provide investment research, advice, management and supervision, and a continuous investment program to Transamerica BlackRock iShares Dynamic Allocation – Balanced VP and Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP. There are no corresponding BlackRock Sub-Sub-advisory arrangements relating to the Portfolios.

The BlackRock Sub-advisory Agreement provides that BlackRock shall not vote proxy statements of the underlying funds, and that such proxy statements will be voted by TAM, in accordance with the proxy voting policies and procedures of the Trust and TAM. The Franklin Advisers Sub-advisory Agreements provided that unless TAM advised Franklin Advisers in writing that the right to vote proxies was expressly reserved to TAM or the Trust or otherwise delegated to another party, Franklin Advisers would exercise voting rights incident to any security purchased with, or comprising a portion of, each Portfolio’s allocated assets managed by Franklin Advisers, in accordance with Franklin Advisers’ proxy voting policies and procedures without consultation with TAM or the Portfolios.

The BlackRock Sub-advisory Agreement requires that BlackRock, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to BlackRock relating to the services provided pursuant to the BlackRock Sub-advisory Agreement, including such information that the Portfolios’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Franklin Advisers Sub-advisory Agreements also contained this provision.

The BlackRock Sub-advisory Agreement provides that it: (i) may be terminated with respect to each Portfolio at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of each applicable Portfolio; (ii) may be terminated by BlackRock upon 90 days’ advance written notice to TAM; and (iii) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by BlackRock and shall not be assignable by TAM without the consent of

BlackRock. The Franklin Advisers Sub-advisory Agreements contained similar provisions, and also required that the Franklin Advisers Sub-advisory Agreements may be terminated by TAM upon 60 days’ prior written notice to Franklin Advisers, without the payment of any penalty.

The BlackRock Sub-advisory Agreement provides that BlackRock shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that BlackRock is not protected against any liability to TAM or the Portfolios to which BlackRock would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the BlackRock Sub-advisory Agreement. The Franklin Advisers Sub-advisory Agreements also contained this provision.

The BlackRock Sub-advisory Agreement requires BlackRock to make certain representations and covenants, including concerning BlackRock’s review of each Portfolio’s registration statement, the registration statement disclosure being consistent with the manner in which BlackRock is managing each Portfolio, and BlackRock’s commitment to promptly notify TAM and the Trust in the event the registration statement disclosure becomes inaccurate or incomplete. The Franklin Advisers Sub-advisory Agreements also contained this provision.

The BlackRock Sub-advisory Agreement provides that it shall be construed, and the provisions thereof interpreted under and in accordance with the laws of the State of Florida without regard to conflicts of laws principles. The Franklin Advisers Sub-advisory Agreements provided that they would be construed, and the provisions thereof interpreted under and in accordance with the laws of the State of New York.

Investors should refer to Exhibit A attached hereto for the complete terms of the BlackRock Sub-advisory Agreement. The summary of the BlackRock Sub-advisory Agreement set forth herein is qualified in its entirety by the provisions of the BlackRock Sub-advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser, the management fee schedule payable by each Portfolio to TAM was reduced. Under the Management Agreement, each Portfolio currently pays TAM on an annual basis the following management fee based on its average daily net assets:

First $500 million	0.50%
Over $500 million up to $1 billion	0.49%
Over $1 billion up to $2.5 billion	0.4725%
Over $2.5 billion up to $3.5 billion	0.465%
Over $3.5 billion up to $4.5 billion	0.4525%
In excess of $4.5 billion	0.44%

Prior to November 1, 2021, the Portfolios paid TAM management fees for its services with respect to each Portfolio’s average daily net assets on an annual basis as follows:

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP:

0.57% of the first $750 million;

0.56% over $750 million up to $1.5 billion;

0.54% over $1.5 billion up to $2.5 billion;

0.52% over $2.5 billion up to $3 billion;

0.51% in excess of $3 billion in average daily net assets

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP:

0.58% of the first $750 million;

0.57% over $750 million up to $1.5 billion;

0.55% over $1.5 billion up to $2.5 billion;

0.53% over $2.5 billion up to $3 billion;

0.52% in excess of $3 billion in average daily net assets

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

0.58% of the first $50 million;

0.56% over $50 million up to $250 million;

0.54% over $250 million up to $1 billion;

0.52% over $1 billion up to $1.5 billion;

0.51% over $1.5 billion up to $2.5 billion;

0.50% in excess of $2.5 billion in average daily net assets

Management fees are accrued daily and paid by each Portfolio monthly. As of December 31, 2020, the net assets of each Portfolio were:

Portfolio Name:	Net Assets:
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP	$1,043,526,509.78
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP	$450,566,743.10
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	$348,309,503.15
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	$515,490,658.75
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	$1,322,352,337.39

TAM has contractually agreed through May 1, 2023 to waive from its management fee an amount equal to the sub-advisory fee waiver by BlackRock. Contractual arrangements have also been made with TAM, through May 1, 2023 to waive fees and/or reimburse portfolio expenses to the extent that total annual fund operating expenses exceed 0.55% for Initial Class shares and 0.80% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business. These arrangements cannot be terminated prior to May 1, 2023 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the portfolio, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

As discussed below, BlackRock has voluntarily agreed to waive its sub-advisory fees for each Portfolio for so long as BlackRock is the sub-adviser to the Portfolio and the Portfolio invests all or substantially all of its assets in the underlying ETFs sponsored or advised by BlackRock or its affiliates. TAM has agreed to pass the resulting sub-advisory fee savings on to Portfolio investors through a contractual waiver. Amounts waived by TAM under this contractual arrangement are not recapturable by TAM.

The following chart compares the actual management fees paid by each Portfolio to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2020 to a hypothetical example of management fees that would have been paid by each Portfolio to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

Management Fees Payable to TAM from January 1, 2020 through December 31, 2020

Portfolio	Actual	Actual	Hypothetical	Hypothetical	Percent Difference
	Under Former Management Fee Schedule (Prior to Waivers/ Expense Reimbursements)	Under Former Management Fee Schedule (After Waivers/Expense Reimbursements)	Under New Management Fee Schedule (Prior to Waivers/ Expense Reimbursements)	Under New Management Fee Schedule (After Waivers/Expense Reimbursements)
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP	$5,971,393	$5,971,393	$5,200,082	$4,669,091	(13)%
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP	$2,648,728	$2,648,728	$2,283,386	$2,053,084	(14)%
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	$1,938,917	$1,938,917	$1,739,738	$1,564,268	(10)%
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	$2,280,242	$2,280,242	$2,609,108	$2,345,729	(9)%
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	$7,070,788	$7,070,788	$6,413,648	$5,753,133	(9)%

SUB-ADVISORY FEES

Under the BlackRock Sub-advisory Agreement, TAM (not the Portfolios) has agreed to pay BlackRock 0.06% of the first $500 million, 0.055% over $500 million up to $1 billion, 0.05% over $1 billion up to $2.5 billion, 0.045% over $2.5 billion up to $3.5 billion, 0.0425% over $3.5 billion up to $4.5 billion, and 0.04% in excess of $4.5 billion with respect to each Portfolio’s average daily net assets on an annual basis.

Sub-advisory fees paid to BlackRock for Transamerica BlackRock iShares Dynamic Allocation – Balanced VP and Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP are based on the combined assets of those Portfolios.

Sub-advisory fees paid to BlackRock for Transamerica BlackRock iShares Active Asset Allocation – Conservative VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP and Transamerica BlackRock iShares Active Asset Allocation – Moderate VP are based on the combined assets of those Portfolios.

BlackRock has voluntarily agreed to waive its sub-advisory fees for each of the Portfolios for so long as BlackRock is the sub-adviser to the Portfolios and the Portfolios invest all or substantially all of their assets in the underlying ETFs sponsored or advised by BlackRock or its affiliates. As discussed above, TAM has agreed to pass the resulting sub-advisory fee savings on to Portfolio investors through a contractual waiver. Amounts waived by TAM under this contractual arrangement are not recapturable by TAM.

Under the Franklin Advisers Sub-advisory Agreements, TAM (not the Portfolios) paid Franklin Advisers 0.13% of the first $1.5 billion, 0.11% over $1.5 billion up to $2.5 billion, and 10% in excess of $2.5 billion with respect to the average daily net assets of each of Transamerica BlackRock iShares Dynamic Allocation – Balanced VP and Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP on an annual basis. TAM (not the Portfolios) paid Franklin Advisers 0.15% of the first $50 million, 0.13% over $50 million up to $250 million, 0.11% over $250 million up to $1 billion, 0.09% over $1 billion up to $1.5 billion, 0.08% over $1.5 billion up to $2.5 billion, and 0.07% in excess of $2.5 billion with respect to the average daily net assets of each of Transamerica BlackRock iShares Active Asset Allocation – Conservative VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP and Transamerica BlackRock iShares Active Asset Allocation – Moderate VP on an annual basis.

The following chart compares the actual sub-advisory fees paid by TAM to Franklin Advisers (without regard to any waivers) for the fiscal year ended December 31, 2020 to a hypothetical example of sub-advisory fees that would have been paid by TAM to BlackRock (without regard to any waivers) for the same period under the BlackRock Sub-advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

	Actual Sub-Advisory Fees Payable by TAM to Franklin Advisers from January 1, 2020 through December 31, 2020 under Franklin Advisers Sub-advisory Agreements	Hypothetical Sub- Advisory Fees Payable by TAM to BlackRock from January 1, 2020 through December 31, 2020 under BlackRock Sub-advisory Agreement	Percent Difference
Transamerica BlackRock iShares Dynamic Allocation – Balanced VP	$1,364,807.47	$529,526.27	(61.20)%
Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP	$591,946.25	$229,666.89	(61.20)%
Transamerica BlackRock iShares Active Asset Allocation – Conservative VP	$343,798.39	$174,985.86	(49.10)%
Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP	$516,039.00	$262,652.56	(49.10)%
Transamerica BlackRock iShares Active Asset Allocation – Moderate VP	$1,294,148.03	$658,693.03	(49.10)%

INFORMATION REGARDING THE SUB-ADVISER

BlackRock Investment Management, LLC, a wholly-owned and indirect subsidiary of BlackRock, Inc., has been registered as an investment adviser since 1988. As of September 30, 2021, BlackRock, Inc. had approximately $9.46 trillion in total assets under management. BlackRock Investment Management, LLC’s principal business address is 1 University Square Drive, Princeton, NJ 08540-6455.

The following portfolio managers are responsible for the day to day management of each Portfolio:

Portfolio Managers Name	Sub-Adviser	Positions Over Past Five Years

Philip Green	BlackRock Investment Management, LLC	Lead Portfolio Manager of the portfolio since 2021; Portfolio Manager with BlackRock Investment Management, Inc. since 1999; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Asset Allocation Team

Michael Pensky	BlackRock Investment Management, LLC	Portfolio Manager of the portfolio since 2021; Portfolio Manager with BlackRock Investment Management, Inc. since 2015; Managing Director; Member of the BlackRock Portfolio Management Group (PMG) Asset Allocation Team

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of BlackRock as of November 1, 2021. The principal address of each individual as it relates to his or her duties at BlackRock is 1 University Square Drive, Princeton, NJ 08540-6455.

Name	Position with BlackRock

Gary S. Shedlin	Chief Financial Officer and Senior Managing Director

Charles Park	Chief Compliance Officer

Robert L. Goldstein	Chief Operating Officer and Senior Managing Director

Lawrence D. Fink	Chief Executive Officer

Robert S. Kapito	President

Christopher J. Meade	General Counsel, Chief Legal Officer and Senior Managing Director

Philippe Matsumoto	Treasurer and Managing Director

R. Andrew Dickson III	Secretary

Management Activities. BlackRock does not act as investment adviser or sub-adviser for any registered investment companies, series of a registered investment company, separately managed accounts and/or other commingled pools with investment objectives similar to those of the Portfolios.

EVALUATION BY THE BOARD

At a meeting of the Board held on June 16-17, 2021, the Board considered the termination of Franklin Advisers as sub-adviser to the Portfolios, the termination of Western Asset as sub-sub-adviser to the Sub-Sub-Advised Portfolios and the approval of the proposed BlackRock Sub-advisory Agreement between TAM and BlackRock with respect to each Portfolio, as well as the approval of a revised management fee schedule for each Portfolio, both to take effect on or about November 1, 2021.

Following their review and consideration, the Board Members determined that the terms of the BlackRock Sub-advisory Agreement were reasonable, and that the termination of Franklin Advisers as sub-adviser to each Portfolio, the termination of Western Asset as sub-sub-adviser to the Sub-Sub-Advised Portfolios and the approval of the BlackRock Sub-advisory Agreement, as amended to include the Portfolios, was in the best interests of the Portfolios and their investors. The Board, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreements with Franklin Advisers with respect to each Portfolio and unanimously approved the BlackRock Sub-advisory Agreement relating to the Portfolios for an initial two-year period. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedule relating to each of the Portfolios.

Prior to reaching their decision, the Board Members requested and received from TAM and BlackRock certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the BlackRock Sub-advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolios and from BlackRock as part of their regular oversight of other funds sub-advised by BlackRock, and knowledge they gained over time through meeting with TAM and BlackRock. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or BlackRock present and were represented throughout the process by their independent legal counsel. In considering whether to approve the BlackRock Sub-advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by BlackRock under the BlackRock Sub-advisory Agreement, the Board Members considered, among other things, information provided by TAM and BlackRock regarding the operations, facilities, organization and personnel of BlackRock, the anticipated ability of BlackRock to perform its duties under the BlackRock Sub-advisory Agreement, and the proposed changes to each Portfolio’s principal investment strategies and principal risks. The Board Members further considered that (i) BlackRock is an experienced asset management firm; (ii) TAM is recommending that BlackRock be appointed as sub-adviser to the Portfolios; and (iii) TAM believes that BlackRock has the capabilities, resources and personnel necessary to provide sub-advisory services to each Portfolio based on TAM’s assessment of BlackRock’s organization, investment personnel and experience sub-advising other funds in the Transamerica Fund Family. The Board Members also considered BlackRock’s proposed responsibilities and experience with the Portfolios’ proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the BlackRock Sub-advisory Agreement nor the approval of the revised management fee schedule for the Portfolios was expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Portfolios and their investors, including compliance services. Based on these and other considerations, the Board Members determined that BlackRock can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for each Portfolio and that BlackRock’s appointment is not expected to diminish the nature, extent and quality of services provided to the Portfolios.

Investment Performance. The Board Members considered BlackRock’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the performance of the Portfolios for various trailing periods ended February 28, 2021 as compared to: (i) simulated, back-tested performance results of each Portfolio’s proposed strategy; (ii) each Portfolio’s respective peer group; (iii) each Portfolio’s current blended benchmark; and (iv) each Portfolio’s proposed blended benchmark.

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP. The Board Members noted that the back-tested annualized return (“Back-Tested Return”) was above that of the Portfolio for the past 1-, 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was above that of the median for its peer group for the past 3- and 5-year periods and below the median for the past 1-year period. The Board Members also noted that the Back-Tested Return was below that of the Portfolio’s current and proposed blended benchmarks, each for the past 1-, 3- and 5-year periods.

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP. The Board Members noted that the Back-Tested Return was above that of the Portfolio for the past 1-, 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was below that of the median for its peer group and below the Portfolio’s current and proposed blended benchmarks, each for the past 1-, 3- and 5-year periods.

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP. The Board Members noted that the Back-Tested Return was above that of the Portfolio for the past 1-, 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was below that of the median for its peer group and below the Portfolio’s current and proposed blended benchmarks, each for the past 1-, 3- and 5-year periods.

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP. The Board Members noted that the Back-Tested Return was above that of the Portfolio for the past 1-, 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was below that of the median for its peer group and below the Portfolio’s current and proposed blended benchmarks, each for the past 1-, 3- and 5-year periods.

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP. The Board Members noted that the Back-Tested Return was above that of the Portfolio and above the median for its peer group, each for the past 1-, 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was below the Portfolio’s current and proposed blended benchmarks, each for the past 1-, 3- and 5-year periods.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by BlackRock, the Board concluded that BlackRock is capable of generating a level of investment performance that is appropriate in scope and extent in light of each Portfolio’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board Members considered the revised management fee schedule and new sub-advisory fee schedule (“Fee Changes”) for each Portfolio. The Board Members noted that the Fee Changes would lower each Portfolio’s management and sub-advisory fees at all asset levels, resulting in immediate savings for current investors, as well as additional savings as each Portfolio’s assets grow in size With respect to each Portfolio, except Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP, the Board considered that, assuming implementation of the Fee Changes, based on assets as of February 28, 2021, the management fee would be above the applicable Broadridge and Morningstar peer group medians, but the total expense ratio of each class would be below the applicable Broadridge and Morningstar peer group medians. With respect to Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP, the Board Members noted that the management fee would be above the Broadridge peer group median and below the Morningstar peer group median and the total expense ratio of each class would be below the Broadridge and Morningstar peer group medians. The Board Members considered the portion of each Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to BlackRock and noted that TAM considered the amount to be reasonable compensation for its services. The Board Members also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of investors, and that the expense limit applicable to each class of each Portfolio under this arrangement would be lowered, effective on or about November 1, 2021. On the basis of these and other considerations, together with the other information it considered, the Board Members determined that the revised management fee schedule and new sub-advisory fee schedule for each Portfolio were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to BlackRock, the Board Members noted that the proposed sub-advisory fees were the product of arm’s-length negotiations between TAM and BlackRock, which is not affiliated with TAM and would be paid by TAM and not the Portfolios. As a result, the Board Members did not consider BlackRock’s anticipated profitability to be material to its decision to approve the BlackRock Sub-advisory Agreement. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, at current asset levels, as of February 28, 2021, there was expected to be a decrease in the net management fees retained by TAM for Transamerica BlackRock iShares Active Asset Allocation – Conservative VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP, and Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP and an increase in the net management fee retained by TAM for Transamerica BlackRock iShares Dynamic Allocation – Balanced VP. The Board considered TAM’s view that each Portfolio’s proposed net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which each Portfolio’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered that the appointment of BlackRock has the potential to attract additional assets due to BlackRock’s established asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by each Portfolio to TAM, and the sub-advisory fees payable by TAM to BlackRock, in light of any economies of scale experienced in the future.

Benefits to BlackRock from its Relationships with the Portfolios. The Board Members considered other benefits expected to be derived by BlackRock from its relationship with the Portfolios. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with BlackRock or the Portfolios, and that BlackRock may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the BlackRock Sub-advisory Agreement is in the best interests of each Portfolio and its investors and voted to approve the revised management fee schedule and the BlackRock Sub-advisory Agreement.

BROKERAGE INFORMATION

With respect to each Portfolio, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or BlackRock for the fiscal year ended December 31, 2020.

ADDITIONAL INFORMATION

TAM, the Portfolios’ investment manager, Transamerica Fund Services, Inc., the Portfolios’ transfer agent, and Transamerica Capital, Inc., the Portfolios’ distributor, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of November 1, 2021, the Board Members and officers of each Portfolio, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Portfolio.

As of November 1, 2021, the following persons owned of record 5% or more of the outstanding shares of the class identified of the following Portfolios:

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

Name & Address	Class	Shares	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	77,570,680.554	92.52%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	6,154,451.618	7.34%

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP

Name & Address	Class	Shares	Percent of Class
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	30,540,004.750	89.49%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	3,518,172.789	10.31%

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP

Name & Address	Class	Shares	Percent of Class
AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	421,353.202	98.79%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	26,281,681.273	92.24%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	1,682,870.403	5.91%

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

Name & Address	Class	Shares	Percent of Class
AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	2,230,729.744	94.62%
AEGON Financial Partners—Florida Transamerica Financial Life Ins Co Tflic Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	121,234.085	5.14%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	36,900,680.556	90.88%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	3,331,204.584	8.20%

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

Name & Address	Class	Shares	Percent of Class
AEGON Financial Partners—Florida Transamerica Life Insurance Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Initial	196,017.843	91.91%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	97,128,247.290	93.54%

Name & Address	Class	Shares	Percent of Class
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Service	6,290,147.484	6.06%

Any investor who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as such investor holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any investor controlling a Portfolio may be able to determine the outcome of issues that are submitted to investors for vote and may be able to take action regarding the Portfolio without the consent or approval of other investors.

As of November 1, 2021, the following investors owned of record 25% or more of the outstanding shares of the following Portfolios:

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP

Name & Address	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	77,570,680.554	92.52%

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP

Name & Address	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	30,540,004.750	89.49%

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP

Name & Address	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	26,281,681.273	90.87%

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP

Name & Address	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	36,900,680.556	85.86%

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP

Name & Address	Shares	Percentage of Portfolio Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	97,128,247.290	93.34%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolios, or for the Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the date of the meeting.

By Order of the Board of Trustees, Transamerica Series Trust

/s/ Dennis P. Gallagher
Dennis P. Gallagher
Chief Legal Officer and Secretary

November 12, 2021

EXHIBIT A

SECOND AMENDMENT TO SUB-ADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

BLACKROCK INVESTMENT MANAGEMENT, LLC

THIS AMENDMENT is made as of November 1, 2021 (the “Amendment”) to the Investment Sub-Advisory Agreement dated as of July 1, 2019 as amended from time to time (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”) and BlackRock Investment Management, LLC (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.

Schedule A. Schedule A to the Agreement is hereby deleted and replaced with the attached revised Schedule A, and all references in the Agreement to Schedule A shall be deemed to refer to the attached Schedule A.

In all other respects, the Investment Sub-Advisory Agreement dated July 1, 2019, as amended, is confirmed, and remains in full force and effect.

The parties hereto have caused this amendment to be executed as of November 1, 2021.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples Title: Senior Vice President

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:	/s/ Melissa Buccilli
Name: Melissa Buccilli Title: Director

SCHEDULE A

as of November 1, 2021

Portfolio	Investment Sub-advisory Fee*
Transamerica BlackRock iShares Active Asset Allocation-Conservative VP1 (previously known as Transamerica QS Investors Active Asset Allocation-Conservative VP)

0.06% up to $500 million.

0.055% over $500 million up to $1 billion.

0.05% over $1 billion up to $2.5 billion.

0.045% over $2.5 billion up to $3.5 billion.

0.0425% over $3.5 billion up to $4.5 billion.

0.04% over $4.5 billion**

Transamerica BlackRock iShares Active Asset Allocation-Moderate VP1 (previously known as Transamerica QS Investors Active Asset Allocation-Moderate VP)

0.06% up to $500 million.

0.055% over $500 million up to $1 billion.

0.05% over $1billion up to $2.5 billion.

0.045% over $2.5 billion up to $3.5 billion.

0.0425% over $3.5 billion up to $4.5 billion.

0.04% over $4.5 billion**

Transamerica BlackRock iShares Active Asset Allocation-Moderate Growth VP1 (previously known as Transamerica QS Investors Active Asset Allocation-Moderate Growth VP)

0.06% up to $500 million.

0.055% over $500 million up to $1 billion.

0.05% over $1 billion up to $2.5 billion.

0.045% over $2.5 billion up to $3.5 billion.

0.0425% over $3.5 billion up to $4.5 billion.

0.04% over $4.5 billion**

Transamerica BlackRock iShares Dynamic Allocation—Balanced VP1 (previously known as Transamerica Legg Mason Dynamic Allocation -Balanced VP)

0.06% up to $500 million.

0.055% over $500 million up to $1 billion.

0.05% over $1 billion up to $2.5 billion.

0.045% over $2.5 billion up to $3.5 billion.

0.0425% over $3.5 billion up to $4.5 billion.

0.04% over $4.5 billion**

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP1 (previously known as Transamerica Legg Mason Dynamic Allocation -Growth VP)

0.06% up to $500 million.

0.055% over $500 million up to $1 billion.

0.05% over $1 billion up to $2.5 billion.

0.045% over $2.5 billion up to $3.5 billion.

0.0425% over $3.5 billion up to $4.5 billion.

0.04% over $4.5 billion**

Transamerica BlackRock Tactical Allocation VP	0.10% up to $1 billion. 0.08% in excess of $1 billion

*	As a percentage of average daily net assets on an annual basis.
**

Sub-advisory fees are based on combined assets for Transamerica BlackRock iShares Dynamic Allocation – Balanced VP, Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP, Transamerica BlackRock iShares Active Asset Allocation – Conservative VP, Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP, and Transamerica BlackRock iShares Active Asset Allocation – Moderate VP.

[1]

BlackRock Investment Management, LLC has agreed to waive its sub-advisory fee for the portfolio for so long as the portfolio invests all or substantially all (meaning 80% or more) of its net assets (excluding cash and cash equivalents) in the underlying ETFs sponsored or advised by BlackRock Investment Management, LLC, or its affiliates.

FIRST AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT BETWEEN

TRANSAMERICA ASSET MANAGEMENT, INC. AND

BLACKROCK INVESTMENT MANAGEMENT, LLC

THIS AMENDMENT is made as of November 5, 2019 (the “Amendment”), to the Investment Subadvisory Agreement dated as of July 1, 2019 as amended from time to time (the “Agreement”), between Transamerica Asset Management, Inc. (“TAM”) and BlackRock Investment Management, LLC (the “Subadviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

Section 2. Section 2(a) of the Agreement is hereby amended to replace the first sentence specifically substituting the word “first” with the words “two business days prior to the last” as follows:

2.	Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, and consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, the Subadviser shall direct the asset allocation strategy and the investment decisions to implement such strategy for the Fund in accordance with the target level of equity exposure as determined by TAM two business days prior to the last Business Day of every month (“Target Allocation”) by the proprietary dynamic asset allocation model from Transamerica Capital Management (the “Model”). Following receipt of the Target Allocation by the Subadviser, the Subadviser shall have 5 Business Days to reallocate the Fund’s portfolio to reflect the new allocation; however, the Subadviser may request that TAM extend this period if the Subadviser deems such an extension to be in the best interest of the Fund and such request shall not be unreasonably withheld. The Subadviser shall not be responsible for determining the portion of the Fund’s assets that are directly held in cash and cash equivalents, but shall be responsible for allocating such assets among the appropriate Underlying Funds.

In all other respects, the Agreement dated July 1, 2019, is confirmed and remains in full force and effect.

The parties hereto have caused this Amendment to be executed as of the day and year first above mentioned.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:	/s/ Melissa Buccilli
Name:	Melissa Buccilli
Title:	Director-Retirement Insurance

INVESTMENT SUBADVISORY AGREEMENT

BLACKROCK INVESTMENT MANAGEMENT, LLC

This Agreement, dated July 1, 2019 (the “Effective Date”), is by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and BlackRock Investment Management, LLC, a Delaware limited liability corporation (referred to herein as the “Subadviser”).

WHEREAS, TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”);

WHEREAS, TAM had previously entered into an Investment Subadvisory Agreement with BlackRock Financial Management, Inc. (“BFM”) dated May 1, 2009, as amended from time to time (the “Prior Subadvisory Agreement”) to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”); and

WHEREAS, TAM wishes to terminate the Prior Subadvisory Agreement and replace BFM with the Subadviser, effective upon such termination, to provide certain investment advisory services to the Fund and Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, and consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information, the Subadviser shall direct the asset allocation strategy and the investment decisions to implement such strategy for the Fund in accordance with the target level of equity exposure as determined by TAM on the first Business Day of every month (“Target Allocation”) by the proprietary dynamic asset allocation model from Transamerica Capital Management (the “Model”). Following receipt of the Target Allocation by the Subadviser, the Subadviser shall have 5 Business Days to reallocate the Fund’s portfolio to reflect the new allocation; however, the Subadviser may request that TAM extend this period if the Subadviser deems such an extension to be in the best interest of the Fund and such request shall not be unreasonably withheld. The Subadviser shall not be responsible for determining the portion of the Fund’s assets that are directly held in cash and cash equivalents, but shall be responsible for allocating such assets among the appropriate Underlying Funds.

(b)

Based on the Model’s Target Allocation, from the series of Transamerica Funds and the Trust designated in the Fund’s prospectus and any exchange-traded funds approved by TAM in writing provided to the Subadviser (the “Underlying Funds”), the Subadviser shall decide in which of those Underlying Funds the Fund will invest and how much of the Fund’s assets to allocate to an Underlying Fund. The Subadviser shall not be required to allocate to all Underlying Funds. The Subadviser shall rebalance the Fund’s assets among the Underlying Funds as often as needed to maintain the Model’s Target Allocation. Nothing herein shall prevent the Subadviser from allocating assets of the Fund to Underlying Funds managed by the Subadviser or its affiliates.

(c)

Notwithstanding the Subadviser’s responsibility pursuant to paragraph (b) of this section to allocate assets among the Underlying Funds, TAM shall have sole control and responsibility for selecting the Underlying Funds and monitoring the Underlying Funds’ external managers.

(d)

The Subadviser shall communicate to the Trust’s custodian and transfer agent (as identified in the Fund’s current Prospectus) trade file instructions that are a result of its investment decisions, including rebalancing/reallocation determinations.

(e)

The Subadviser shall not vote proxy statements of the Underlying Funds that the Fund may receive. Such proxy statements will be voted by TAM, in accordance with the current proxy voting policies and procedures of the Trust and TAM.

(f)

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

(g)

The Subadviser shall have no power, authority, responsibility, or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting Underlying Funds held at any time in the Fund, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving Fund assets, and TAM acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder.

3. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

4. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall provide the Subadviser with daily access to underlying holdings within each Underlying Fund. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

TAM shall provide no less than 30 days’ notice to the Subadviser of its intention to remove an Underlying Fund or to replace the subadviser of a series of Transamerica Funds or the Trust that is an Underlying Fund. TAM shall provide notice to the Subadviser prior to the addition of an Underlying Fund.

(c)

TAM has furnished the Subadviser a copy of the prospectus and statement of additional information of the Fund and agrees during the term of this Agreement, to furnish to the Subadviser at its principal office all prospectuses, proxy statements, financial reports to shareholders, sales and marketing literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Fund, the Subadviser or investment companies or other advisory accounts advised or sponsored by the Subadviser in any way, prior to the use thereof, and TAM shall not use any such materials without the prior written consent of the Subadviser, which shall not be unreasonably withheld. The Subadviser agrees to respond to TAM within a reasonable amount of time after receipt thereof to signify its consent or rejection. TAM agrees to furnish the Subadviser with copies of any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under the Agreement

(d)

TAM has furnished the Subadviser with copies of each of the following documents and will furnish to the Subadviser all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (1) The Trust’s Declaration of Trust, as in effect on the date hereof and as amended from time to time; (2) The By-Laws of the Trust as in effect on the date hereof and as amended from time to time; (3) Certified resolutions of the Board and the Trust authorizing the appointment of the TAM and the Subadviser and approving the Agreement; (4) Copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange; (5) An executed copy of the Agreement; and (6) A list of each affiliated person (and any affiliated person of such an affiliated person) of TAM. Until TAM delivers any such amendment or supplement to the documents listed in this section to the Fund, the Subadviser shall be fully protected in relying on the most recent versions of such documents or policies previously furnished to the Subadviser.

(e)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

5. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the Effective Date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, and shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

6. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

7. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for one year from its Effective Date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

8. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreements only upon giving 90 days’ advance written notice to TAM and the Fund. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

9. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Fund and the TAM shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations.

10. Representations of TAM. TAM represents, warrants and agrees as follows:

(a)

TAM (i) is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Subadviser of the occurrence of any event that either prevents TAM from serving as an investment adviser of any investment company pursuant to Section 9(a) of the 1940 Act or otherwise or disqualifies it from serving in its designated capacities with respect to the Fund.

(b)	TAM acknowledges that it has received a copy of the Subadviser Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund.

(c)

The Fund is registered as an open-end management investment company under the 1940 Act and that the Fund’s shares are registered under the Securities Act of 1933 and under any applicable state securities laws.

(d)

TAM hereby acknowledges that in performing its obligations pursuant to this agreement the Subadviser will be acting in reliance on the information provided by TAM relating to the financial condition, tax status, and investment objectives of Fund. TAM represents and warrants to the Subadviser that all such information is, and will be, accurate in all material respects, and that TAM will not fail to disclose any information which, if omitted, might render the information misleading.

11. Liability and Indemnification.

(a)

The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

(b)

Subject to the foregoing, the Subadviser shall indemnify and hold harmless TAM, the Fund and their respective directors, trustees, officers, employees or agents from any and all claims, losses, expenses, obligation and liabilities (including, without limitation, reasonable attorney’s fees) arising or resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The Subadviser shall not be liable to TAM, the Fund or their respective officers, directors, agents, employees, controlling persons or shareholders for (i) any acts of TAM or any other subadviser to Underlying Funds and (ii) acts of the Subadviser which result from or are based upon acts or omissions of TAM, including, but not limited to, failure of TAM to provide accurate and current information with respect to records maintained by TAM or any other subadviser to the Fund.

(c)

TAM shall indemnify and hold harmless the Subadviser, and its trustees/directors, officers, employees or agents, from any and all claims, losses, expenses, obligations and liabilities (including, without limitation, reasonable attorney’s fees) arising or resulting from TAM’s violation of applicable law, willful misfeasance, bad faith or gross negligence in TAM’s performance of its respective obligations or by reason of TAM’s reckless disregard of its respective obligations and duties under this Agreement. TAM acknowledges and agrees that the Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

12. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-lA with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to review as soon as reasonably practicable future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, as provided in advance by TAM to the Subadviser, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, to the best of the Subadviser’s knowledge and belief, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust as soon as reasonably practicable of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, to the best of the Subadviser’s knowledge and belief, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust as soon as reasonably practicable in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

TAM hereby agrees to provide the Subadviser with the Registration Statement and any other information reasonably required by the Subadviser in writing as soon as reasonably practicable after any update thereto and prior to filing thereof with the SEC.

13. Delegation. To the extent permitted by law, the Subadviser may from time to time employ or associate itself with such person or persons, including affiliates, as it believes to be particularly fitted to assist it in the execution or performance of its obligations under this Agreement; provided, however, that the use of such persons does not relieve the Subadviser from any obligation or duty under this Agreement, and provided no such person serves or acts as an investment adviser separate from the Subadviser so as to require a new written contract pursuant to the 1940 Act. The Subadviser shall remain liable for the performance of its obligations under this Agreement, and for the acts and omissions of its employees or associates. The compensation of any such person will be paid by the Subadviser, and no obligation will be incurred by, or on behalf of, TAM, the Trust or the Fund with respect to them.

14. Confidential Information. To enable the Subadviser to provide the subadvisory services specified in Section 2 of this Agreement, the Trust’s custodian, TAM and/or its affiliates will provide the Subadviser with material non-public information concerning portfolio holdings of the Underlying Funds (“Confidential Information”). Subadviser represents, warrants and agrees that such Confidential Information will be kept confidential and will be used solely in connection with the Subadviser’s provision of subadvisory services to the Fund pursuant to this Agreement.

The Trust, the Fund and TAM will keep confidential records or confidential information respecting the Subadviser obtained pursuant to this Agreement. The Trust, the Fund and TAM will not disclose such confidential records or confidential information unless the Subadviser has authorized such disclosure, or unless such disclosure is required by applicable federal or state law or regulations or by a court or regulatory or self-regulatory authority having the requisite authority.

15. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

16. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

17. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

18. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

19. Governing Law. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

20. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name: Christopher A. Staples
Title: Senior Vice President

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:	/s/ Michael Ferraro
Name: Michael Ferraro
Title: Managing Director

SCHEDULE A

as of July 1, 2019

Portfolio	Sub-Adviser Compensation*
Transamerica BlackRock Tactical Allocation VP	0.10% up to $1 billion; 0.08% in excess of $1 billion

*	As a percentage of average daily net assets on an annual basis.

TRANSAMERICA SERIES TRUST

Transamerica BlackRock iShares Dynamic Allocation – Balanced VP (formerly, Transamerica Legg Mason Dynamic Allocation—Balanced VP)

Transamerica BlackRock iShares Dynamic Allocation – Moderate Growth VP (formerly, Transamerica Legg Mason Dynamic Allocation—Growth VP)

Transamerica BlackRock iShares Active Asset Allocation – Conservative VP (formerly, Transamerica QS Investors Active Asset Allocation—Conservative VP)

Transamerica BlackRock iShares Active Asset Allocation – Moderate VP (formerly, Transamerica QS Investors Active Asset Allocation – Moderate VP)

Transamerica BlackRock iShares Active Asset Allocation – Moderate Growth VP (formerly, Transamerica QS Investors Active Asset Allocation—Moderate Growth VP)

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-800-851-9777

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to the portfolios listed above (each, a “Portfolio,” and collectively, the “Portfolios”). The Portfolios are each a series of Transamerica Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The full Information Statement details a recent sub-adviser change relating to each Portfolio. Specifically, the Board of Trustees of the Trust has approved a new sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and BlackRock Investment Management, LLC (“BlackRock”) with respect to the Portfolios. BlackRock began sub-advising the Portfolios on November 1, 2021. In connection with the change in sub-adviser, and as discussed in the supplement to the Portfolios’ prospectus, summary prospectuses and statement of additional information dated June 23, 2021, the following changes were made: (i) each Portfolio was renamed as reflected above; (ii) each Portfolio’s principal investment strategies and principal risks were revised; (iii) each Portfolio’s management fee and sub-advisory fee schedules were lowered; (iv) each Portfolio has lower expense caps; and (v) each Portfolio changed its blended benchmark. TAM continues to serve as each Portfolio’s investment manager.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The Information Statement will be available on the Transamerica website until at least January 31, 2022 at https://www.transamerica.com/sites/default/files/files/e070d/qs%20to%20br.pdf?cat. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolios at 1-800-851-9777.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.